LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

COLLECTION PERIOD:                      OCTOBER 1-31, 2005              PAYMENT DATE:    NOV 15 2005
DETERMINATION DATE:                     NOV 08 2005                     REPORT BRANCH:   2052
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                                                                                                                         OVERCOLLAT-
INITIAL DEAL                                 TOTAL          CLASS A-1       CLASS A-2        CLASS A-3      CLASS A-4    ERALIZATION
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Class Percentages                               100.00%          17.00%           34.29%          18.14%           30.57%      0.00%
Initial Pool Balance                     262,286,400.45   44,588,688.08    89,926,765.87   47,586,246.94    80,184,699.57       0.00
Prefunding                                87,713,599.55   14,911,311.92    30,073,234.13   15,913,753.06    26,815,300.43       0.00
Total Balance                            350,000,000.00   59,500,000.00   120,000,000.00   63,500,000.00   107,000,000.00       0.00
Note Balance Total                       350,000,000.00   59,500,000.00   120,000,000.00   63,500,000.00   107,000,000.00
Number of Contracts                              12,937
Class Pass Through Rates                                         3.970%           4.325%          4.406%           4.522%
Servicing Fee Rate                             1.75000%
Indenture Trustee Fee                          0.00300%
Custodian Fee                                  0.02000%
Backup Servicer Fee                            0.02000%
Insurance Premium Fee                          0.20000%
Class C Certificate Rate                       5.25000%

Initial Weighted Average APR                   11.3696%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                     0.000%
Initial Weighted Average Adjusted APR (net of
      Monthly Dealer Participation) of
      Remaining Portfolio                      11.3696%
Initial Weighted Average Remaining Term           66.64
Initial Weighted Average Original Term            68.42
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CURRENT MONTH CERTIFICATE                                                                                                OVERCOLLAT-
     BALANCES                                 TOTAL          CLASS A-1       CLASS A-2        CLASS A-3      CLASS A-4   ERALIZATION
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BOP:
Prior Month Pool Balance                  260,160,073.22   42,462,360.85    89,926,765.87   47,586,246.94    80,184,699.57      0.00
Prefunding Pool Balance                    87,713,599.55   14,911,311.92    30,073,234.13   15,913,753.06    26,815,300.43      0.00
Total Pool Balance                        347,873,672.77   57,373,672.77   120,000,000.00   63,500,000.00   107,000,000.00      0.00
Total Note Balance                        347,873,672.77   57,373,672.77   120,000,000.00   63,500,000.00   107,000,000.00

EOP:
Number of Current Month Closed Contracts             281
Number of Reopened Loans                            0.00
Number of Contracts - EOP                         14,984
Pool Balance  -  EOP                      300,396,565.63   33,976,606.59    89,926,765.87   47,586,246.94    80,184,699.57      0.00
Prefunding Pool Balance                    38,991,352.88    6,628,529.99    13,368,463.84    7,074,145.45    11,920,213.59      0.00
Total Pool Balance  -  EOP                339,387,918.51   40,605,136.58   103,295,229.71   54,660,392.39    92,104,913.16      0.00
Total Note Balance - EOP                  338,670,639.50   48,170,639.50   120,000,000.00   63,500,000.00   107,000,000.00

Class Collateral Pool Factors                 0.96763040      0.80959058       1.00000000      1.00000000       1.00000000

Weighted Average APR of Remaining Portfolio    11.39641%
Weighted Average Monthly Dealer
      Participation Fee Rate                    0.00000%
Weighted Average Adjusted APR (net of
      Monthly Dealer Participation) of
      Remaining Portfolio                      11.39641%
Weighted Average Remaining Term                    66.21
Weighted Average Original Term                     68.45

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B
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TOTAL DISTRIBUTION AMOUNT                                                                         CONTRACTS
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     Monthly Payments:       Principal                                              3,041,068.78
                             Interest**                                             2,201,391.41
     Early Payoffs:          Principal Collected                                    5,424,490.46
                             Early Payoff Excess Servicing Compensation                     0.03
                             Early Payoff Principal Net of Rule of 78s Adj.         5,424,490.43             278
                             Interest                                                  60,648.71
     Liquidated Receivable:  Principal Collected                                        1,471.08
                             Liquidated Receivable Excess Servicing Compensation            0.00
                             Liquidated Receivable Principal Net of Rule of 78s Adj.    1,471.08               2
                             Interest                                                       7.69
     Purchase Amount:        Principal                                                 15,294.39               1
                             Interest                                                     187.63
                                          Total Principal                           8,482,324.68
                                          Total Interest                            2,262,235.44
                                          Total Principal and Interest             10,744,560.12
     Recoveries                                                                             0.00
     Excess Servicing Compensation                                                          0.03
     Late Fees & Miscellaneous Fees                                                    19,160.32
     Collection Account Customer Cash                                              10,763,720.47
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                              12,045.62
     Prefunding Account Investment Income                                             190,376.56
     Mandatory Special Redemption                                                           0.00
     Available Funds                                                               10,966,142.65
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                                                                               DISTRIBUTION       SHORTFALL / DRAW
DISTRIBUTION                                                                      AMOUNT          DEFICIENCY CLAIM
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                                                                               10,966,142.65
Monthly Dealer Participation Fee                                       0.00    10,966,142.65            0.00
Prior Unpaid Dealer Participation Fee                                  0.00    10,966,142.65
Servicing Fees:              Current Month Servicing Fee         379,400.11
                             Prior Period Unpaid Servicing Fee         0.00
                             Late Fees & Miscellaneous Fees       19,160.32
                             Excess Servicing Compensation             0.03
                                          Total Servicing Fees:  398,560.46    10,567,582.19            0.00
Indenture Trustee Fee                                                869.68    10,566,712.51            0.00
Custodian Fee                                                      4,336.00    10,562,376.51            0.00
Backup Servicer Fee                                                4,336.00    10,558,040.51            0.00
Prior Unpaid Indenture Trustee Fee                                     0.00    10,558,040.51            0.00
Prior Unpaid Custodian Fee                                             0.00    10,558,040.51            0.00
Prior Unpaid Backup Servicer Fee                                       0.00    10,558,040.51            0.00
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LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B
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                                                                                DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                             AMOUNT         DEFICIENCY CLAIM
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Class A-1 Note Interest:        Current Month                     183,484.19    10,374,556.32           0.00
                                Prior Carryover Shortfall               0.00    10,374,556.32
Class A-2 Note Interest:        Current Month                     432,500.00     9,942,056.32           0.00
                                Prior Carryover Shortfall               0.00     9,942,056.32
Class A-3 Note Interest:        Current Month                     233,150.83     9,708,905.49           0.00
                                Prior Carryover Shortfall               0.00     9,708,905.49
Class A-4 Note Interest:        Current Month                     403,211.67     9,305,693.82           0.00
                                Prior Carryover Shortfall               0.00     9,305,693.82
Principal Payment Amount:       Current Month                   8,485,754.26       819,939.56           0.00
                                Prior Carryover Shortfall               0.00       819,939.56
Certificate Insurer:            Reimbursement Obligations               0.00       819,939.56           0.00
                                Premium                            56,445.13       763,494.43           0.00
Class C Interest Payment Amount
                                Current Month                      53,593.75       709,900.68           0.00
                                Prior Carryover Shortfall               0.00       709,900.68           0.00
Supplemental Enhancement Account          Reimbursement                 0.00       709,900.68           0.00
Expenses:                       Trust Collateral Agent                  0.00       709,900.68           0.00
                                Indenture Trustee                       0.00       709,900.68           0.00
                                Backup Servicer                         0.00       709,900.68           0.00
                                Custodian                               0.00       709,900.68           0.00
Distribution to (from) the Spread Account                         709,900.68             0.00
Distribution (from) the Supplemental Enhancement Account                0.00             0.00

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LIQUIDATED RECEIVABLES
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                                                                                             Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                        Balance     Units
     BOP Liquidated Receivable Principal Balance   4,900.66          BOP Cram Down loss Balance     0.00       0.00
     Current Month Cram Down Loss                      0.00          Current Month Cram Down Loss   0.00       0.00
     Liquidation Principal Proceeds                1,471.08
     Principal Loss                                3,429.58
     Prior Month Cumulative Principal Loss LTD         0.00
     Cumulative Principal Loss LTD                 3,429.58          Cumulative Cram Down Loss      0.00       0.00

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STATISTICAL INFORMATION
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                                                                 % OF TOTAL
DELINQUENCY STATUS:        # OF CONTRACTS      AMOUNT           POOL BALANCE
     Current                       13,054  262,757,132.89          87.47%
     1-29 Days                      1,872   36,801,024.18          12.25%
     30-59 Days                        56      808,295.48           0.27%
     60-89 Days                         2       30,113.08           0.01%
     90-119 Days                        0            0.00           0.00%
     120 Days or More                   0            0.00           0.00%
                       Total       14,984  300,396,565.63         100.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B
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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                              Trigger         Trigger     Event of Default    Event of
                             Current Month   Threshold         Event         Threshold         Default

Average Delinquency Ratio        0.13955%      5.25%            NO             7.25%             NO
Cumulative Default Rate             0.00%      1.79%            NO             2.08%             NO
Cumulative Loss Rate                0.00%      0.90%            NO             1.15%             NO

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:
                             CERTIFICATE INVENTORY                                         RECOVERY INVENTORY
                                 # OF CONTRACTS   AMOUNT *                                   # OF CONTRACTS      AMOUNT *
Prior Month Inventory                   0            0.00            Prior Month Inventory               0          0.00
Repurchased                             0            0.00                      Repurchased               0          0.00
Adjusted Prior Month Inventory          0            0.00   Adjusted Prior Month Inventory               0          0.00
Current Month Repos                     2       25,345.29              Current Month Repos               0          0.00
Repos Actually Liquidated               0            0.00     Repos from Trust Liquidation               0          0.00
Repos Liquidated at 60+ or 150+         0            0.00        Repos Actually Liquidated               0          0.00
Dealer Payoff                           0            0.00                    Dealer Payoff               0          0.00
Redeemed / Cured                        0            0.00                 Redeemed / Cured               0          0.00
Purchased Repos                         0            0.00                  Purchased Repos               0          0.00
Current Month Inventory                 2       25,345.29          Current Month Inventory               0          0.00
* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:
                              # OF CONTRACTS      AMOUNT
Current Month Balance                   2        4,900.66
Cumulative Balance                      2        4,900.66
Current Month Proceeds                           1,478.77
Cumulative Proceeds                              1,478.77
Current Month Recoveries                             0.00
Cumulative Recoveries                                0.00

                                          RECEIVABLES LIQUIDATED AT 150 OR
                                          MORE DAYS DELINQUENT, 60 OR MORE
                                          DAYS PAST THE DATE AVAILABLE FOR              CUMULATIVE RECEIVABLES
                                          SALE AND BY ELECTION:                         LIQUIDATED AT 150+ AND 60+:
                                                   Balance           Units                          Balance         Units
Prior Month                                          0.00               0                             0.00             0
Current Trust Liquidation Balance                    0.00               0                             0.00             0
Current Monthly Principal Payments                   0.00
Cram Down Loss                                       0.00
Reopened Loan Due to NSF                             0.00               0
Current Repurchases                                  0.00               0
Current Recovery Sale Proceeds                       0.00               0
Deficiency Balance of Sold Vehicles                  0.00
EOP                                                  0.00               0                             0.00             0

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B
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STATISTICAL INFORMATION CONTINUED
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     SPREAD ACCOUNT RECONCILIATION
                                                                          REQUISITE AMOUNT:   3,887,608.08
Initial Deposit                                              3,278,580.00
BOP Balance                                                  3,278,580.00
Subsequent Transfer Required Deposit                           609,028.08
Remaining Distribution Amount                                  709,900.68
Investment Income                                                7,378.33
Current Month Draw                                                   0.00
EOP Balance Prior to Distribution                            4,604,887.09

Spread Account Release Amount                                  717,279.01

EOP Balance                                                  3,887,608.08

Class A Principal Payment Amount                               717,279.01
Class C Supplemental Interest and Carryover Shortfall                0.00
Class R Certificateholder Distribution                               0.00

     CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                               12,250,000.00
BOP Balance                                                 12,250,000.00
Supplemental Enhancement Account Deposit                             0.00
Current Month Draw                                                   0.00
Supplemental Enhancement Account Investment Earnings            27,322.37
Supplemental Enhancement Account Investment Earnings Amount to
     Class C Certificateholder                                 (27,322.37)
Class C Supplemental Enhancement Amount Before Release      12,250,000.00

Supplemental Enhancement Account Release Amount                      0.00

EOP Balance                                                 12,250,000.00

OVERCOLLATERALIZATION AMOUNT                                   717,279.01

CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                      16,854,887.09            5.61%

REQUIRED TOTAL ENHANCEMENT AMOUNT                           30,039,656.56           10.00%

PREFUNDING ACCOUNT RECONCILIATION

Initial Deposit                                        87,713,599.55
BOP Balance                                            87,713,599.55
Subsequent Transfer                                   (48,722,246.67)
Investment Income Earned                                  190,376.56
Investment Income Deposited to Note Account              (190,376.56)
Mandatory Special Redemption                                    0.00
Remaining Prefunding Balance                                            38,991,352.88
Undistributed Investment Income                                                  0.00
EOP Balance Before Release to Servicer                                  38,991,352.88
Prefunding Account Balance Released to Servicer                 0.00
EOP Balance                                            38,991,352.88

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B
TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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CUMULATIVE LOSS:                                   CUMULATIVE GROSS DEFAULT:
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  UP TO MONTH    TRIGGER EVENT   EVENT OF DEFAULT  UP TO MONTH    TRIGGER EVENT   EVENT OF DEFAULT

        3               0.90%          1.15%             3             1.79%            2.08%
        6               1.79%          2.10%             6             3.58%            3.81%
        9               2.24%          2.67%             9             4.26%            4.85%
       12               3.58%          3.81%            12             6.72%            6.92%
       15               4.07%          4.33%            15             7.74%            7.87%
       18               4.89%          5.19%            18             9.78%            9.44%
       21               5.33%          6.06%            21             10.26%          11.02%
       24               5.91%          6.58%            24             10.74%          11.96%
       27               6.29%          7.10%            27             11.43%          12.91%
       30               6.86%          7.61%            30             12.47%          13.84%
       33               7.24%          8.14%            33             13.16%          14.79%
       36               7.62%          8.48%            36             13.85%          15.42%
       39               7.81%          8.65%            39             14.20%          15.73%
       42               8.00%          9.00%            42             14.54%          16.36%
       45               8.00%          9.00%            45             14.54%          16.36%
       48               8.00%          9.00%            48             14.54%          16.36%
       51               8.00%          9.00%            51             14.54%          16.36%
       54               8.00%          9.00%            54             14.54%          16.36%
       57               8.00%          9.00%            57             14.54%          16.36%
       60               8.00%          9.00%            60             14.54%          16.36%
       63               8.00%          9.00%            63             14.54%          16.36%
       66               8.00%          9.00%            66             14.54%          16.36%
       69               8.00%          9.00%            69             14.54%          16.36%
       72               8.00%          9.00%            72             14.54%          16.36%
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AVERAGE DELINQUENCY RATIO:
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      UP TO MONTH     TRIGGER EVENT  EVENT OF DEFAULT
          12               5.25%          7.25%
          24               6.25%          8.25%
          72               7.25%          9.25%
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** Interest Collections from October Period were reduced by $247,125.63 which was remitted for Sept 2005

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of October 31, 2005 and were performed in conformity with the Sale and Servicing Agreement dated October 1, 2005.

/s/ Maureen E. Morley
-----------------------------
Maureen E. Morley
Vice President and Controller